EXHIBIT 32.2

SYMBION, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Symbion, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Teresa F. Sparks, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          To the best of my knowledge information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Teresa F. Sparks
Teresa F. Sparks
Senior Vice President of Finance and
Chief Financial Officer

Date: March 31, 2010